UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2014

DEVELOPMENT CAPITAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-54566	27-3746561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Biscayne Blvd., Suite 419 Miami, FL 33138
(Address of principal executive offices, including zip code)

(289) 208-8052
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

On January 27, 2013, Development Capital Group, Inc. (the “Corporation”) formed Development Tech, Inc., a Nevada corporation (“DTI”), which shall serve as a wholly owned subsidiary of the Corporation.

DTI was formed to hold the Corporation’s intellectual property Realty Valuator, and additional to transfer certain promissory notes and contracts of the Corporation as fully described in an Asset Purchase Agreement, dated January 30, 2014 (the “Agreement”), a copy of which is attached hereto and incorporated by reference herein as Exhibit 10.1.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Asset Purchase Agreement, dated January 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Joseph Ricard
Joseph Ricard Chief Executive Officer

Dated: January 31, 2014